UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2025

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices, including zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Taylor Morrison Home Corporation (the “Company”) held its 2025 Annual Meeting of stockholders on May 22, 2025 (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders elected the following nine directors to hold office until the Company’s annual meeting of stockholders to be held in 2026 and until his or her successor is duly elected and qualified: Peter Lane, Anne L. Mariucci, David C. Merritt, Heather C. Ostis, Andrea (Andi) Owen, Sheryl D. Palmer, Fletcher F. Previn, Denise F. Warren and Christopher Yip. At the 2025 Annual Meeting, the Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”) and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal No. 1 - Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter Lane	81,364,958	2,780,004	41,831	5,060,031
Anne L. Mariucci	82,516,351	1,633,722	36,720	5,060,031
David C. Merritt	81,915,131	2,232,776	38,886	5,060,031
Heather C. Ostis	84,115,601	33,331	37,861	5,060,031
Andrea (Andi) Owen	83,086,920	1,061,984	37,889	5,060,031
Sheryl D. Palmer	81,295,517	2,853,491	37,785	5,060,031
Fletcher F. Previn	83,861,762	286,144	38,887	5,060,031
Denise F. Warren	76,615,691	7,535,255	35,847	5,060,031
Christopher Yip	83,505,362	557,415	124,016	5,060,031

Proposal No. 2 - Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	81,651,419	2,478,317	57,057	5,060,031

Proposal No. 3 - Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	86,307,869	2,897,457	41,498	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Taylor Morrison Home Corporation

Date: May 27, 2025	By:	/s/ Darrell C. Sherman
Darrell C. Sherman
Executive Vice President, Chief Legal Officer and Secretary